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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 25, 2006
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                                 CIT GROUP INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      1-1861                 65-1051192
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                      Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (212) 536-1211
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
             (Former name or address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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      Item 1.01 Entry into a Material Definitive Agreement.

            On January 20, 2006, CIT Group Inc. ("CIT") entered into a Global Selling Agency Agreement among CIT and the agents named on the signature pages thereto (the "Agency Agreement") in connection with the offering of CIT's Series A notes (collectively, the "notes") at one or more times up to an aggregate initial offering price of U.S.$18,000,000,000 under its Medium-Term Note, Series A program. Subject to the terms of the Agency Agreement, CIT has appointed the Agents who have separately agreed to use their reasonable best efforts to solicit offers to purchase the notes. CIT may also sell notes to any Agent, as principal, at a discount for resale to one or more investors or other purchasers at varying prices related to prevailing market prices at the time of resale, as determined by that Agent or, if so agreed, on a fixed public offering price basis. Unless otherwise specified in a pricing supplement relating to the offering of the notes, CIT will pay each Agent a commission, in the form of a discount which, depending on the maturity of the notes placed by such Agent, will range from .05% to .75% of the principal amount of the notes, except that the commission CIT may pay to the Agents with respect to notes with maturities of greater than thirty years will be negotiated at the time it issues those notes. CIT will not pay a commission to the Agents on the notes it sells directly to purchasers. Payment of the purchase price of the notes will be required to be made in immediately available funds. CIT will have the sole right to accept offers to purchase notes and may, in its absolute discretion, reject any proposed purchase of notes in whole or in part. Each Agent will have the right, in its discretion reasonably exercised, to reject in whole or in part any offer to purchase the notes.

            The description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, a copy of which is included under Item 9.01(c) as Exhibit 1.1 to this Current Report and is included in this item by reference.

      Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

            The following exhibits are filed or furnished herewith:

            1.1 Global Selling Agency Agreement, dated January 20, 2006, among CIT and the agents named on the signature pages thereto.

                                       2




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, CIT Group Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CIT GROUP INC.

Dated: January 25, 2006        By: /s/ Glenn A. Votek
                                   ---------------------
                                   Name: Glenn A. Votek
                                   Title: Executive Vice President and Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number   Description

1.1 Global Selling Agency Agreement, dated January 20, 2006, among CIT and the agents named on the signature pages thereto.

                                       4